SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
         Date of Report (DATE OF EARLIEST EVENT REPORTED) March 9, 2004

                         MASS MEGAWATTS WIND POWER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                  MASSACHUSETTS
                  ----------------------------------------------
                  (STATE OR OTHER JURISDICTION OF INCORPORATION)

              000-32465                               04-3402789
      ----------------------------          ---------------------------------
      (COMMISSION FILE NUMBER NO.)          (IRS EMPLOYER IDENTIFICATION NO.)


                                11 MAPLE AVENUE
                              SHREWSBURY, MA. 01545
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              Registrant's telephone number, including area code:

                                 (508) 751-5432
                               -----------------

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)




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Item 12.  Results of Operations and Financial Condition.

     On March 9, 2004, Mass Megawatts Wind Power, Inc. issued a press release announcing certain financial results for the fiscal quarter ended January 31,2004. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on. Form 8-K.

     The information in this Form 8-K and the attached exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly incorporated by specific reference in such a filing.


Index to and Description of Exhibits

Exhibit 99.1     Press release reporting Fiscal Quarter ended January 31, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MASS MEGAWATTS WIND POWER, INC.
                                                  (Registrant)

         Dated: March 9, 2004            By: /s/ Jonathan C. Ricker
                                         -------------------------------
                                                 Jonathan C. Ricker
                                                 Chief Executive Officer
                                                 Chief Financial Officer


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